                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Ingles Markets, Incorporated
                  (Name of Registrant as Specified in Charter)

                         Ingles Markets, Incorporated
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   / LOGO /


                          INGLES MARKETS, INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 22, 1994


To the Stockholders of Ingles Markets, Incorporated:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ingles Markets, Incorporated (the "Company") will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 22, 1994, at 1:00 P.M. local time, for the following purposes:

         (1)  To elect eight (8) Directors for the ensuing year; and

         (2) To transact such other business as may properly come before the meeting.

         Holders of the shares of the Company's Class A Common Stock and Class B Common Stock of record at the close of business on January 3, 1994 will be entitled to notice of and to vote at the meeting.

         Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. This will assist us in preparing for the meeting.

                                        By Order of the Board of Directors

                                        /s/ Robert P. Ingle
                                            Robert P. Ingle
                                            Chairman of the Board




January 17, 1994
Asheville, North Carolina





PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                          INGLES MARKETS, INCORPORATED
                                 P. O. Box 6676
                                   Highway 70
                        Asheville, North Carolina  28816



                                PROXY STATEMENT


         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ingles Markets, Incorporated (the "Company") to be voted at the Annual Meeting of the Stockholders of the Company to be held on February 22, 1994, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 22, 1994, at 1:00 p.m., local time. This proxy statement and accompanying form of proxy were first sent or given to Stockholders on or about January 17, 1994. The Company's Annual Report for the year ended September 25, 1993, is being sent, concurrently herewith, to each Stockholder of record. The Company's principal executive offices are located at Highway 70, Asheville (Black Mountain), North Carolina 28816.

Solicitation of Proxies
         Proxies will be solicited by mail. Proxies may also be solicited by officers and regular employees of the Company personally or by telephone or telegraph, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable and customary expenses in forwarding soliciting material to their principals, the beneficial owners of Common Stock of the Company. The expense of preparing, assembling, printing, mailing and soliciting proxies will be borne by the Company.

Action to be Taken Under the Proxies
         When a proxy in the enclosed form is properly executed and timely returned, the shares represented thereby will be voted at the meeting in the manner specified thereon. If the proxy is properly completed and returned but no choice is specified thereon, it will be voted "FOR" the election of the nominees for Directors set forth on page 5 under the heading "Election of Directors".

         Any Stockholder who properly executes and delivers a proxy may revoke it at any time prior to it being exercised. Any proxy given pursuant to this solicitation may be revoked by any Stockholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

         The Company's management knows of no matter to be brought before the meeting other than those mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Rights
         The Company's Class A Common Stock, $.05 par value per share, and Class B Common Stock, $.05 par value per share, are entitled to vote at the meeting. The Board of Directors, pursuant to the By-laws of the Company, has fixed January 3, 1994, at the close of business, as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. At January 3, 1994, there were 4,327,346 shares of Class A Common Stock and 13,576,354 shares of Class B Common Stock outstanding and entitled to be voted at the meeting.

         With respect to the election of eight Directors at the meeting, holders of Class A Common Stock voting as a class shall elect two Directors and holders of Class B Common Stock voting as a class shall elect the remaining six Directors. Unless cumulative voting for Directors, as described below, applies, each holder of Class A Common Stock and each holder of Class B Common Stock shall have one vote for each share held as of the record date. The North Carolina Business Corporation Act provides that, in connection with the election of Directors at a meeting at which a quorum is present, the persons receiving a plurality of the votes cast by the shares entitled to vote in the election will be elected as Directors. For such purposes only votes for and votes withheld will be counted. For purposes of any such vote, there are no abstentions or broker nonvotes (i.e. votes with respect to which nominees holding shares for beneficial owners have received a proxy and are deemed to be present for purposes of determining if a quorum exists but have received no instructions from the beneficial owner with respect to specific matters to be voted upon and, accordingly, may not exercise discretionary voting power).

         The North Carolina Business Corporation Act was amended to provide that, unless the corporation is a public corporation as of the date the share records are closed for purposes of setting a record date, every Stockholder of a corporation (such as the Company) that was incorporated between July 1, 1957 and July 1, 1990 who is entitled to vote at an election of Directors shall have the right to vote, in person or by proxy, the number of shares standing of record in his name for as many persons as there are Directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares, or by distributing such votes on the same principle among any number of such candidates. This right of cumulative voting shall not be exercised unless some stockholder or proxy holder announces in open meeting, before the voting for Directors starts, his intention to vote cumulatively. Further, in the event of cumulative voting, discretionary authority is hereby solicited so that, except as limited in any proxy, the proxy holders named in the proxy shall have full authority to vote for the largest number of nominees that can be elected by cumulative voting of the shares to which the proxy relates or for such lesser number as instructed by the Board of Directors and shall have full authority to distribute their votes among nominees for whom the authority to vote has not been withheld in the proxy in any manner as instructed by the Board of Directors. However, as of January 3, 1994, the record date for the Annual Meeting, the Company is a public corporation for such purposes. Therefore, cumulative voting would not be available.

         With respect to all other matters to be voted upon, unless otherwise provided in the Company's Articles of Incorporation or the North Carolina Business Corporation Act, the holders of Class A Common Stock and Class B Common Stock shall vote as a single class, with each holder of Class A Common Stock being entitled to one vote for each share of Class A Common Stock held as of the record date and each holder of Class B Common Stock being entitled to ten votes for each share of Class B Common Stock held as of the record date. For purposes of any such vote, if a quorum is present a proposal will pass if the votes cast favoring the action exceed the votes cast opposing the action. Accordingly, abstentions and broker non-votes (i.e. votes with respect to which nominees holding shares for beneficial owners have received a proxy and are deemed to be present for purposes of determining if a quorum exists but have received no instructions from the beneficial owner with respect to specific matters to be voted upon and, accordingly, may not exercise discretionary voting power) will have no effect on the vote. At this time, the Company does not know of any other matters to be presented for action at the meeting.

         A majority of the outstanding shares of each class of Common Stock represented at the meeting, in person or by proxy, will constitute a quorum for purposes of voting on the election of Directors. The representation at the meeting, in person or by proxy, of shares having a majority of the aggregate votes of both classes of Common Stock will constitute a quorum for voting on any other matters that may be presented to the meeting.

Security Ownership of Management and Certain Beneficial Owners
         The following table sets forth, as of December 27, 1993, certain information with respect to the Company's Class A and Class B Common Stock owned beneficially by each Director, by each Nominee for election as a Director, by each of the Executive Officers of the Company named in the Summary Compensation Table on page 10, by all Directors and Executive Officers as a group and by each person known by the Company to be a beneficial owner of more than 5% of either class of the outstanding Common Stock of the Company. Except as otherwise indicated, each beneficial owner has sole voting and investment power:

                                      Number of Shares Owned                       Percentage of
                                            Beneficially                          Common Stock (1)
                                  ---------------------------------         ---------------------------
Name                              Class A(2)       Class B(2)                  Class A(2)    Class B(2)
- ----                              --------------   ----------------         -------------  ------------
Robert P. Ingle (3)                  None          10,250,250 (4)(5)         70.3% (2)        75.5%
Ingles Markets, Incorporated
 Employee Profit Sharing Plan
 and Trust (3)                       None           2,252,700                34.2% (2)        16.6%
Merchant Distributors, Inc.(6)    269,900             150,150                 9.4% (2)         1.1%
Joseph G. Ashley (3)                  115                None                 *                -
Anthony S. Federico(3)               None             138,075                 3.1% (2)         1.0%
Jack R. Ferguson(3)                   300                None (4)             *                -
Vaughn C. Fisher(3)                  None              23,000 (4)             *    (2)         *
Ralph H. Gardner(3)                15,800 (7)             750                 *    (2)         *
Landy B. Laney(3)                    None              44,163                 *    (2)         *
John O. Pollard                       100                None                 *                -
J. Alton Wingate                    1,100                 150                 *    (2)         *
All Directors and
 Executive Officers
 as a group (13 persons)           27,910 (7)      10,456,538 (4)(5)         70.9% (2)        77.0%

*Less than 1%


         (1) The percentage of stock ownership does not reflect any dilution that may be attributable to the conversion of the Company's outstanding $37,464,000 principal amount of Convertible Subordinated Debentures due October 15, 2008. The current conversion price is $11.10 per share.

         (2) Each share of Class B Common Stock is convertible, at any time, at the option of the holder, into one share of Class A Common Stock. Upon any transfer of Class B Common Stock (other than to immediate family members and the Company's Employee Profit Sharing Plan), each share of Class B Common Stock is automatically converted into a share of Class A Common Stock. Accordingly, the percentages of Class A Common Stock set forth in the table above for each holder of Class B Common Stock reflects the Class A Common Stock into which such stockholder's shares of Class B Common Stock are convertible. However, such converted shares are not taken into consideration in calculating such percentages for any other stockholder, except for the shares of Class A Common Stock held by all Directors and Executive Officers as a group.

         (3) The address of each of these beneficial owners is P.O. Box 6676, Highway 70, Asheville, North Carolina 28816.

         (4) Does not include 2,252,700 shares held by the Employee Profit Sharing Plan and Trust, of which Messrs. Ingle, Ferguson and Fisher are trustees, and with respect to which they have the sole right to vote.

         (5) Includes 48,600 shares of Class B Common Stock held by Mr. Ingle's wife.

         (6) The address of this beneficial owner is 120 4th Street, S. W., Hickory, North Carolina 28601.

         (7) Includes 300 shares of Class A Common Stock held by Mr. Gardner's wife.

                             ELECTION OF DIRECTORS

         The entire Board of Directors of the Company will be elected for a term of one year and until their successors are elected and qualified. The Company's By-laws provide that there shall be not less than five, nor more than eleven, Directors. The Board of Directors has determined that the number of Directors be fixed at eight members for the ensuing year. Two of the Directors will be elected by a vote of the holders of the Class A Common Stock and the remaining six Directors will be elected by a vote of the holders of the Class B Common Stock. It is the intention of the persons named in the accompanying proxy form to vote for the election of the nominees identified below. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named for any nominees who are unable to serve or who for good cause will not serve. All of the nominees are currently Directors.

Identification of Directors and Executive Officers
         The following information relating to age, positions with the Company and principal employment has been furnished by the respective Directors and Executive Officers. Except as otherwise indicated, each Director and Executive Officer has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five years. None of the Directors or Executive Officers, other than Messrs. Ingle and Wingate, is a director of any other publicly-owned company.



                                                   Information About Directors
Name                                                 or Executive Officers
- --------------------      ----------------------------------------------------------------------------------------------------------
Robert P. Ingle           Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company in
                          1965, he was President of the Company until 1982.  Mr. Ingle also serves on the Asheville Board of
                          Directors Advisory Board of the First Union National Bank of North Carolina, Asheville.  Mr. Ingle is 60.

Landy B. Laney            A Director since 1972, Mr. Laney has also served as an Executive Officer of the Company since that time.
                          He has been President and Chief Operating  Officer of the Company since 1982.  Mr. Laney is 62.

Joseph G. Ashley          Mr. Ashley has served as Vice President-Meats since he joined the Company in May 1991.  Prior to joining the Company, Mr. Ashley served as a regional supervisor of meat operations for Food Lion, Inc., a regional supermarket chain, since 1973.  Mr. Ashley is 46.

Brenda S. Cranford        A certified public accountant, she joined the Company in 1984 and served as general accounting manager until 1988 when she became Controller and Secretary of the Company.  Ms. Cranford previously had been employed as an accountant with the Asheville, North Carolina office of Strand, Skees, Jones & Company, certified public accountants, for three years.  Ms. Cranford is 36.

Anthony S. Federico       Mr. Federico has served as a director since May 1991 and as Vice President, Non-Foods since October 1992.
                          Prior to joining the Company in October 1992, he served as President of Ultimate Foods Sales, Inc., a food brokerage company based in Asheville, North Carolina, which he founded in 1985.  Mr. Federico is 34.

Jack R. Ferguson          Mr. Ferguson has served as a Director and as the Vice President-Finance and Chief Financial Officer of the
                          Company since 1988.  Prior to joining the Company in 1987, Mr. Ferguson served as Treasurer of BI-LO,
                          Inc., a regional supermarket chain, where he was employed since 1971.  Mr. Ferguson is 53.

Vaughn C. Fisher          A Director since 1985, he joined the Company in 1972 and presently serves as the Company's Vice President-
                          Sales Manager.  Mr. Fisher is 56.

Ralph H. Gardner   A Director since 1985, he is President of Milkco, Inc., the Company's subsidiary which conducts its dairy operations.  Mr. Gardner worked for Kraft, Inc. as Area Sales Manager for 34 years prior to joining the
                   Company as an officer in 1982.  He is 73.

Gordon S. Myers    He has served as Vice President - Real Estate since he joined the Company in March 1993.  Prior to joining the Company, Mr. Myers served as President of Commercial Developers, Inc., a real estate company which he owns.  Prior to his employment, Mr. Myers served the Company as a consultant in matters relating to real estate. He is 49.

James P. Owens     Mr. Owens has served as Vice President-Deli/Bakery since he joined the Company in September 1991.  Prior to joining the Company, Mr. Owens served as deli/bakery director of Harvest Foods, Inc., a regional supermarket chain, from 1988-1991 and in the same capacity for Safeway Stores, Inc., a national supermarket chain, from 1979-1988.  Mr. Owens is 41.

John O. Pollard    A Director since 1987, he is a partner in the Charlotte, North Carolina law firm of Blakeney & Alexander, with which he has been affiliated since 1973.  Mr. Pollard is 56.

Leonard E. Tasler  He has served as Vice President - Produce since he joined the Company in March 1993.  Prior to joining the
                   Company, Mr. Tasler served as Senior Produce Buyer for Safeway Stores, Inc., Omaha, Phoenix, and Denver
                   division, a national supermarket chain, from 1973 through 1993. He is 39.

J. Alton Wingate   A Director since 1987, he is Chairman and Chief Executive Officer of Community Bank & Trust, Cornelia,
                   Georgia, where he has been employed as an executive officer since 1977.  Mr. Wingate also serves as president, chief executive officer and a director of Financial Supermarkets, Inc. and Community Bankshares,
                   Inc.  Mr. Wingate also serves as a director of Community Bank & Trust, Commerce, Georgia, and Cherokee
                   National Life Insurance Company.  Mr. Wingate is 54.


         Messrs. Pollard and Wingate have been nominated by the Board of Directors for election by the holders of the Class A Common Stock. Messrs. Ingle, Laney, Federico, Ferguson, Fisher and Gardner have been nominated by the Board of Directors for election by the holders of the Class B Common Stock.

         Directors serve until the next annual meeting or until their successors are elected and qualified.

         Anthony S. Federico is the son-in-law of Robert P. Ingle. There are no other family relationships among any of the Directors or Executive Officers of the Company.

Meetings and Committees of the Board of Directors
         The Board of Directors held four (4) formal meetings during the 1993 fiscal year. Each incumbent Director attended at least 75% of all meetings of the Board of Directors and of the committees of the Board of Directors described below during the period in the 1993 fiscal year in which he served as a Director.

         The Board of Directors has an Executive Committee, consisting of Messrs. Ingle, Laney and Fisher. The Executive Committee will carry out the functions of the full Board of Directors between meetings of the full Board, excepting powers which may not be delegated to such Committee under the North Carolina Business Corporation Act. During the 1993 fiscal year, the Executive Committee met frequently on an informal basis but did not hold any formal meetings.

         The Audit/Compensation Committee of the Board of Directors consists of Messrs. Ingle, Pollard and Wingate. The Audit/Compensation Committee held one
(1) formal meeting during the 1993 fiscal year.

         The Company has no standing nominating committee.

                             EXECUTIVE COMPENSATION

General
         In order to generally improve stockholders' understanding of all forms of compensation paid to senior executives, the criteria used to reach such compensation decisions, and any relationship between executive compensation and corporate performance, the Securities and Exchange Commission (the "SEC") adopted new rules regarding the form and substance of the textural and tabular disclosure of executive compensation by publicly-held corporations to their stockholders. These new rules had not been fully implemented with respect to the Company's last proxy statement. Accordingly, the following disclosure regarding executive compensation is somewhat different from what has been included in the Company's proxy statements in years past.

         The Company's Chief Executive Officer regularly reviews and makes final subjective determinations (in certain instances in consultation with the Chief Operating Officer) with respect to compensation of the Company's Executive Officers and other employees. The Board of Directors appointed its Chief Executive Officer and two of its independent, non-employee members to serve on the Audit/Compensation Committee and empowered the committee to:

         *Recommend the appointment or removal of the Company's independent auditors, review the scope and results of the independent audit of the Company, review audit fees and review changes in accounting policies that have a significant effect on the Company's financial reports.

         *Approve compensation levels and increases of each Executive Officer and of other employees of the Company whose annual base salary is in excess of $100,000.

         *Approve all incentive payments to Executive Officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

         *Undertake administration of employee benefit plans.

         Neither the full Board of Directors nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer's decisions relating to executive compensation. However, decisions are made by the Board of Directors in the event that such decisions require the adoption of documents relating to employee benefit plans or programs or the delegation to the Audit/Compensation Committee of administrative responsibilities with respect to such plans or programs. In addition, the Audit/Compensation Committee makes decisions with respect to compensation levels and increases for employees whose base salary is in excess of $100,000 and incentive compensation in excess of $25,000. Decisions about grants or awards under the Company's stock-based employee benefit plans are made solely by the Audit/Compensation Committee where Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that such grants or awards be made by a "disinterested" committee.

         The SEC's rules addressing disclosure of executive compensation in proxy statements generally require the Company to include in this Proxy Statement a report from the Audit/Compensation Committee addressing, with respect to the most recently completed fiscal year, (a) the Company's policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of the Company's Chief Executive Officer, Robert P. Ingle, and (c) any relationship between such compensation and the Company's performance.

         Accordingly, set forth below, for inclusion in this Proxy Statement, is the report submitted by Messrs. Robert P. Ingle, John O. Pollard and J. Alton Wingate in their capacity as the Company's Audit/Compensation Committee.

Audit/Compensation Committee Report on Executive Compensation

         Executive Compensation Policies

         Other than determining the amount of the bonuses to be paid pursuant to the Company's Executive Committee Bonus Pool (described below under the caption "Salaries and Cash Incentive Bonus Awards"), during the 1993 fiscal year, the Audit/Compensation Committee of the Board of Directors did not participate in any policy making decisions with respect to the establishment of the compensation of the Company's Executive Officers. However, the Audit/Compensation Committee is required to approve the fixing of any salary in excess of $100,000 and any incentive compensation in excess of $25,000. All other compensation decisions regarding the Company's Executive Officers that were made during the 1993 fiscal year were made primarily by Mr. Ingle (in certain instances in consultation with Mr. Laney).

         Salaries and Cash Incentive Bonus Awards

         The salary levels fixed for Messrs. Ingle and Laney were first set forth in employment agreements with the Company which were entered into in 1987 in connection with the Company's initial public offering. Messrs. Ingle and Laney entered into such employment contracts with the Company in 1987 to insure continuity of management during the three fiscal years after the initial public offering. While both of these agreements expired at the end of the 1990 fiscal year, Messrs. Ingle's and Laney's salaries for fiscal years 1991 and 1992 and the first two months of fiscal 1993 were maintained at the levels set forth in the agreements. However, as a result of a decline in the financial performance of the Company during fiscal 1992, effective December 6, 1992, Messrs. Ingle and Laney each agreed to reductions in their annual salaries to $170,000 and to $300,000, respectively.

         Mr. Ingle's salary was fixed in accordance with a three-year employment agreement with the Company dated as of December 6, 1992. Mr. Ingle's employment agreement includes a bonus provision and certain other benefits. Mr. Ingle's employment agreement is substantially the same as the employment agreement he entered into with the Company in 1987, other than the amount of his base salary. The employment agreement provides that the Company will pay Mr. Ingle a bonus if certain financial results are achieved by the Company during the preceding fiscal year. The bonus is determined by subtracting 15% of the net worth of the Company at the beginning of the applicable fiscal year from the Company's annual adjusted pre-tax income (determined without regard to cash bonuses to be paid to Mr. Ingle and any unusual and non-recurring items of income or expense). If the result is positive, Mr. Ingle's bonus would be determined by multiplying the difference by 20%. However, no bonus was earned in fiscal 1993 under the terms of the agreement.

         In addition, Mr. Ashley's salary was fixed at $150,000 per year pursuant to an oral agreement between Mr. Ashley and the Company prior to his accepting employment with the Company.

         Of the five Executive Officers of the Company named in the Summary Compensation Table on page 10, three of the Executive Officers received compensation in an amount that was based on corporate performance. In the instances where the decision has been made to link compensation of Executive Officers to operating performance, the link has been achieved by fixing salaries and basing bonuses paid on performance. Accordingly, while Mr. Gardner's salary is fixed at $60,000 per year, his annual bonus is tied to the pre-tax income (before bonus) of Milkco, Inc. In addition, bonuses for Messrs. Ashley and Ferguson are linked to the operating performance of the Company.

         Stock Option Plans

         Stock Option Agreements with Executive Officers. As of July 21, 1993, the Company entered into nonqualified stock option agreements with each of Messrs. Ingle and Laney under which an aggregate of 100,000 shares of the Company's Class A Common Stock may be issued to each of them. Each individual option may be exercised from time to time on and after July 21, 1994 until July 20, 1998 at an option price of $6.00 per share. The option may also be exercised at any time upon the death of the optionee prior to July 20, 1998.

         1991 Nonqualified Stock Option Plan. In August 1991, the Company adopted a nonqualified stock option plan (the "1991 Plan"), which provides for the grant of nonqualified options for the purchase of an aggregate of up to 1,000,000 shares of Class A Common Stock to be issued to key employees. Such employees must be salaried employees who are officers or employed in an executive, administrative or professional capacity by the Company. Options will be awarded to such employees and in such amounts as determined by the Audit/Compensation Committee. The Audit/Compensation Committee may establish the purchase price of the stock at the time the option is granted, but such price may not be less than 100% of the fair market value of the Class A Common Stock on the date of the grant.

         The options may be exercised within a period of three months after a period of five years from the date of issuance of the option or upon the death, disability or retirement of the employee holding the option. The Company, in lieu of issuing Class A Common Stock to the employee, may at its option pay the employee in cash the difference between the fair market value of the Class A Common Stock at the date of the issuance of the option and the fair market value at the date of exercise.

         During the 1993 fiscal year, options to purchase 200,000 shares at $5.75 per share were granted under the 1991 Plan to two (2) Executive Officers and 200,000 at $6.00 per share were granted under the 1991 Plan to two (2) Executive Officers. During fiscal 1993, no options were cancelled. As of September 25, 1993, no options had been exercised, no options were exercisable, options to purchase 896,000 shares were outstanding and options to purchase 104,000 shares were available for future grants under the 1991 Plan.

         1987 Employee Incentive Stock Option Plan. In 1987, the Company adopted an incentive stock option plan (the "ISO Plan"), which provides for the grant of incentive stock options for the purchase of an aggregate of up to 250,000 shares of Class A Common Stock to be issued to key employees. Such employees must be salaried employees who are officers or employed in an executive, administrative or professional capacity by the Company and must possess less than 10% of the total combined voting power of all classes of stock of the Company immediately after the option is granted. Options will be awarded to such employees and in such amounts as determined by the Audit/Compensation Committee. The Audit/Compensation Committee may establish the purchase price of the stock at the time the option is granted, but such price may not be less than 100% of the fair market value of the Class A Common Stock on the date of the grant.

         The options may be exercised within a period of three months after a period of five years from the date of issuance of the option or upon the death, disability or retirement of the employee holding the option. The Company, in lieu of issuing Class A Common Stock to the employee, may at its option pay to the employee in cash the difference between the fair market value of the Class A Common Stock at the date of the issuance of the option and the fair market value at the date of exercise.

         During the 1993 fiscal year, 40,000 options were granted under the ISO Plan and options for 46,000 shares of Class A Common Stock were cancelled. As of September 25, 1993, no options have been exercised, options to purchase 163,500 shares were outstanding and options to purchase 86,500 shares were available for future grants under the ISO Plan. As of September 25, 1993, 22,500 option shares are exercisable. Since the inception of the ISO Plan through September 25, 1993, options to purchase 125,000 shares have been cancelled.

         1983 Nonqualified Stock Option Plan. All options that were granted under the Company's 1983 Nonqualified Stock Option Plan (the "1983 Plan") have either been exercised or expired.

         No options under the 1983 Plan were granted to any Executive Officer or other employees during the 1993 fiscal year and no further options may be granted under the 1983 Plan.

         During the 1993 fiscal year, no options were cancelled. During the 1993 fiscal year, no options were exercised by any Executive Officers of the Company.

         Deferred Compensation Plans

         Employee Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Profit Sharing Plan (the "Profit Sharing Plan") for the benefit of its eligible employees. The amounts allocated to each employee are held in trust to be distributed at the time of retirement, disability, death or other termination of employment.

         The Company contributes to the Profit Sharing Plan each year an amount determined by the Company's Board of Directors. Contributions are allocated among participating employees based on salaries. The Company's contribution under the Profit Sharing Plan during the fiscal year ended September 25, 1993 for all employees was $775,000. The Company's contributions to each of the Executive Officers named in the Summary Compensation Table on page 10 are reflected in the last column of that table. As of September 25, 1993, all of the Company's Executive Officers who are named in the Summary Compensation Table on page 10 and who had account balances under the Profit Sharing Plan were 100% vested in their accounts, except for Jack R. Ferguson who was 80% vested and Joseph G. Ashley who was 0% vested. Participants' interests in contributions allocated to their accounts vest over seven years.

         Prior to September 28, 1986, the Profit Sharing Plan was known as the Employee Stock Bonus Plan and Trust (the "Stock Bonus Plan"), the assets of which consisted principally of shares of Common Stock of the Company. Effective September 28, 1986, the Stock Bonus Plan was restated and amended to become a profit sharing plan.

         Effective February 2, 1994, a 401(k) feature will be added to the Profit Sharing Plan and it will be renamed the "Ingles Markets, Incorporated Investment/Profit Sharing Plan". Effective February 2, 1994, employees participating in the Profit Sharing Plan may contribute from one percent (1%) to ten percent (10%) (in increments of one percent (1%)) of their compensation by way of salary reductions not to exceed a maximum amount that varies annually (the indexed amount in 1993 was $8,994) in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The Profit Sharing Plan, as amended, will permit, but not require, discretionary employer matching contributions. The Profit Sharing Plan will also continue to permit, but not require, discretionary employer profit sharing contributions. The Company will also make available to Profit Sharing Plan participants the ability to direct the investment of the participants' contributions in various investment funds.

         Executive Committee Bonus Pool. In July 1987, the Company adopted an Executive Committee Bonus Pool (the "Bonus Pool") pursuant to which cash bonuses may be paid to members of the Executive Committee of the Company's Board of Directors, other than Robert P. Ingle. At the present time, the Executive Committee members eligible to participate in the Bonus Pool are Messrs. Laney and Fisher. The aggregate amount of bonuses to be paid pursuant to the Bonus Pool in each year and the amount of bonuses paid to each participant are determined by the Audit/Compensation Committee of the Board of Directors. Such bonuses may not exceed, in the aggregate, 20% of the Company's adjusted pre-tax income (as defined in the Bonus Pool), after allowing for a 15% return on net worth. Total Bonus Pool payments during the 1993 fiscal year to the Executive Officers of the Company named in the Summary Compensation Table on page 10 are included in the column headed "Bonus" in that table.

         Life Insurance. The Company maintains, at the Company's expense, a life insurance policy on the lives of each full time employee of the Company for the benefit of such employee in amounts up to $150,000 based on the W-2 compensation of each employee. The premiums paid by the Company for the Executive Officers named in the Summary Compensation Table on page 10 are reflected in the last column of that table.


SUBMITTED BY THE AUDIT/COMPENSATION COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS:
Robert P. Ingle        John O. Pollard         J. Alton Wingate


Executive Compensation Summary
         The table on on page 10 summarizes the compensation paid by the Company to (a) the Company's Chief Executive Officer and (b) to the Company's four most highly compensated Executive Officers (other than the CEO) whose total annual salary and bonus for the 1993 fiscal year equaled or exceeded $100,000 and who were serving as Executive Officers at the end of the 1993 fiscal year. The table reflects all compensation received by each such officer for services rendered in all capacities to the Company and its subsidiaries that was paid during the Company's 1993, 1992 and 1991 fiscal year.

                                                    SUMMARY COMPENSATION TABLE



                                                                                  Long Term Compensation
                                                                       -----------------------------------------
                                          Annual Compensation                   Awards                 Payouts
                                  ----------------------------------   --------------------------    -----------
                                                                                     Securities       Long Term
                                                               Other   Restricted    Under-           Incentive
Name and                                                      Annual     Stock       lying              Plan          All Other
Principal                 Fiscal                            Compensa-   Awards       Options           Payouts       Compensation
Position                  Year    Salary($)*    Bonus($)     tion($)      ($)          (#)              ($)             ($)
- ------------------------  ----------------------------------------------------------------------------------------------------------
Robert P. Ingle           1993   $177,747          --         --          --         100,000 (1)        --         $ 2,975 (2)
  Chairman and Chief      1992    200,000          --         --          --           --               --           3,383
  Executive Officer       1991    199,317          --         --          --           --               --           3,875

Landy B. Laney            1993    313,049          --         --          --         100,000 (1)        --           3,741 (3)
  President and Chief     1992    350,000          --         --          --           --               --           3,715
  Operating Officer       1991    350,000          --         --          --           --               --           4,038

Ralph H. Gardner          1993     60,000       $106,537      --          --           --               --           2,860 (4)
  President of            1992     60,000        134,541      --          --           --               --           3,354
  Milkco, Inc.            1991     60,000        101,476      --          --           --               --           3,253

Joseph G. Ashley          1993    151,236          1,152      --          --           --               --           2,577 (5)
  Vice President-Meats    1992    150,000          --         --          --         100,000 (6)        --             252
                          1991 (7) 54,808          --         --          --           --               --             105

Jack R. Ferguson          1993    100,824         20,783      --          --           --               --           2,064 (8)
 Vice President-Finance   1992    100,000         21,475      --          --         100,000 (6)        --           2,105
 and Chief Financial      1991     98,846         42,722      --          --           --               --           2,802
 Officer
________________________________


* The Company changed its pay week in fiscal 1993 from Sunday through Saturday to Wednesday through Tuesday which resulted in an increase in salaries as compared to the salaries disclosed in the Audit/Compensation Committee Report on Executive Compensation beginning on page 6. In addition, the salaries paid to Messrs. Ingle and Laney were reduced after the beginning of the 1993 fiscal year. (See "Salaries and Cash Incentive Bonus Awards", page 7).

(1) An option to purchase 100,000 shares of Class A Common Stock granted pursuant to a stock option agreement with the Executive Officer.

(2) Comprised of $2,723 of contributions by the Company to its Employee Profit Sharing Plan and $252 insurance premiums paid by the Company with respect to term life insurance for Mr. Ingle's benefit.

(3) Comprised of $3,489 of contributions by the Company to its Employee Profit Sharing Plan and $252 insurance premiums paid by the Company with respect to term life insurance for Mr. Laney's benefit.

(4) Comprised of $2,608 of contributions by the Company to its Employee Profit Sharing Plan and $252 in insurance premiums paid by the Company with respect to term life insurance for Mr. Gardner's benefit.

(5) Comprised of $2,325 of contributions by the Company to its Employee Profit Sharing Plan and $252 insurance premiums paid by the Company with respect to term life insurance for Mr. Ashley's benefit.

(6) An option to purchase 100,000 shares of Class A Common Stock granted pursuant to the Company's 1991 Nonqualified Stock Option Plan.

(7) Mr. Ashley joined the Company in May 1991 (19 weeks).

(8) Comprised of $1,860 of contributions by the Company to its Employee Profit Sharing Plan and $204 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ferguson's benefit.

Stock Option Plans
         The following table sets forth with respect to each of the Executive Officers named in the Summary Compensation Table on page 10 (a) the number of shares of Class A Common Stock and any other securities underlying all individual grants of stock options made by the Company and its subsidiaries during the 1993 fiscal year (no grants of stock appreciation rights ("SARs") freestanding or tandem, have ever been made by the Company), (b) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company during the 1993 fiscal year,
(c) the per-share market price of the shares of Class A Common Stock underlying the options, (d) the per-share exercise price of the options, (e) the expiration date of the options, and (f) the estimated potential realizable value of each grant of options assuming that each option is exercised on the expiration date and that the market price per share of the underlying Class A Common Stock appreciates in value from the market price on the date of the option grant to the expiration date of the option at assumed annualized rates of appreciation (compounded annually over the term) of zero percent (0%), five percent (5%) and ten percent (10%), respectively:

                                      OPTION GRANTS IN THE 1993 FISCAL YEAR

                                                                                                      Potential Realized Value
                                                                                                         at Assumed Annual
                                                                                                        Rates of Stock Price
                                      Individual Grants                                            Appreciation for Option Terms
                          ------------------------------------------------------              --------------------------------------
                          Number of      % of Total    Market
                          Securities      Options      Price
                          Underlying     Granted to  on Grant
                            Options      Employees     Date     Exercise     Expiration
Name                     Granted (#)   in Fiscal Year ($/Sh)  Price ($/Sh)      Date           0% ($)        5% ($)        10%($)
- ------------------------------------------------------------------------------------------------------------------------------------

Robert P. Ingle           100,000 (1)(2)   15.6%      $7.75    $6.00 (2)     07/20/98 (3)     $175,000 (4) $389,118 (4)  $648,145(4)
Chairman and Chief
 Exective Officer

Landy B. Laney            100,000 (1)(2)   15.6%      $7.75    $6.00 (2)     07/20/98 (3)     $175,000 (4) $389,118 (4)  $648,145(4)
 President and Chief
 Operating Officer

Ralph H. Gardner             _               _          _        _                _               _            _             _
 President of Milkco, Inc.

Joseph G. Ashley             _               _          _        _                _               _            _             _
 Vice President-Meats

Jack R. Ferguson             _               _          _        _                _               _            _             _
 Vice President-Finance
 and Chief Financial Officer
_____________________________

(1) Represents an option to purchase 100,000 shares of Class A Common Stock granted pursuant to a stock option agreement entered into with the optionee.
If the Company is the surviving corporation in a merger, consolidation or reorganization, the option will be exercisable, if at all, with respect to the same number and kind of securities to which the optionee would have been entitled had he then been the record holder of 100,000 shares of Class A Common Stock.

(2) The number of shares of Class A Common Stock covered by the option and the exercise price will be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company, such as in a subdivision or consolidation of the stock or by the payment of a stock dividend.

(3) This option is exercisable during the four (4) year period beginning on July 21, 1994.

(4) The potential realizable value equals the assumed appreciated market price per share less the $6.00 per share exercise price which is then multiplied by the number of shares of Class A Common Stock underlying the option. The 0% rate of appreciation reflects the built-in gain reflected in the difference between the market price on the grant date and the exercise price. The 5% rate of appreciation approximates an historic rate of appreciation determined by comparing the appreciation in the market price over a five-year period comparable to the term of the option. From December 7, 1988 to December 10, 1993, the per share closing sale price of the Class A Common Stock increased from $9.00 to $11.125.

         The following table sets forth with respect to each of the Executive Officers named in the Summary Compensation Table on page 10 (a) the number of shares received upon the exercise of any option during the 1993 fiscal year,
(b) the aggregate dollar value realized upon the exercise of any option, (c) the total number of shares of Class A Common Stock and any other securities underlying all outstanding, unexercised options held at the end of the 1993 fiscal year, separately identifying the exercisable and unexercisable options, and (d) the aggregate dollar value (determined by calculating the difference between the fair market value of the shares of Class A Common Stock underlying the option and the aggregate exercise price of the option at fiscal year end) of all such unexercised options that are in-the-money (i.e., when the fair market value of the underlying Class A Common Stock exceeds the exercise price of the option), separately identifying the exercisable and unexercisable options:



                       AGGREGATED OPTION EXERCISES IN THE
               1993 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                     Number of
                                                                                     Securities                       Value
                                                                                     Underlying                    Unexercised
                                                                                     Unexercised                   In-The-Money
                                                                                     Options at                     Options at
                                                                                     FY-End(#)                       FY-End($)

                               Shares
                               Acquired on                  Value                    Exercisable/                  Exercisable/
Name                           Exercise(#)                 Realized($)               Unexercisable                 Unexercisable
- ----------------------------------------------------------------------------------------------------------------------------------


Robert P. Ingle                   _                           _                      0/100,000 (1)                $0/ $262,500 (2)
 Chairman and Chief
 Exective Officer

Landy B. Laney                    _                           _                      0/100,000 (1)                $0/ $262,500 (2)
President and Chief
 Operating Officer

Ralph H. Gardner                  _                           _                           _                            _
 President of Milkco, Inc.

Joseph G. Ashley                  _                           _                      0/100,000 (3)                $0/ $175,000 (4)
 Vice President-Meats

Jack R. Ferguson                  _                           _                      0/100,000 (3)                $0/ $175,000 (4)
 Vice President-Finance
 and Chief Financial Officer

____________________________

(1) Represents an option to purchase 100,000 shares of Class A Common Stock granted to the Executive Officer pursuant to a stock option agreement. This option is unexercisable and will only be exercisable during the 48-month period beginning on July 21, 1994 or upon the Executive Officer's earlier death.

(2) The fair market value of the company's Class A Common Stock on September 25, 1993 was $8.625 per share. The exercise price of the option is $6.00 per share.

(3) Represents an option to purchase 100,000 shares of Class A Common Stock granted to the Executive Officer pursuant to the Company's 1991 Nonqualified Stock Option Plan. All of these options are unexercisable an will only be exercisable during the three- month period beginning on November 20, 1996, or upon the earlier death, disability or retirement of the Executive Officer.

(4) The fair market value of the Company's Class A Common Stock on September 25, 1993 was $8.625 per share. The exercise price of the option is $6.875 per share.

Compensation of Non-Management Directors

         Directors who are not officers of the Company receive a fee of $500 for attending meetings of the Board of Directors.

Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         All compensation decisions made during fiscal year 1993 that were not made exclusively by the Audit/Compensation Committee were made by Mr. Ingle (in certain instances in consultation with Mr. Laney).

         The only member of the Audit/Compensation Committee who was an officer or employee of the Company and its subsidiaries during the 1993 fiscal year was Mr. Ingle. The other members of the Audit/Compensation Committee, Messrs. Pollard and Wingate, were not, during the 1993 fiscal year or any prior fiscal year, officers or employees of the Company or its subsidiaries.

         While Messrs. Pollard and Wingate do not have any employment relationship with the Company, they do have certain other relationships with the Company. In particular, Mr. Pollard is a partner in the Charlotte, North Carolina, law firm of Blakeney & Alexander which, from time to time, handles labor matters for the Company. Blakeney & Alexander bills the Company on a calendar year basis. During calendar 1993, Blakeney & Alexander accrued $97,504 in fees for such services. Mr. Wingate is President of Financial Supermarkets, Inc. which along with Community Bank & Trust are subsidiaries of Community Bankshares, Inc. Financial Supermarkets, Inc. represents the Company and other supermarkets in connection with the placement of banks within supermarkets. During fiscal year 1993, the Company paid Community Bank & Trust $73,622 in fees for such services by Financial Supermarkets, Inc.

         The Company believes that the transactions described above have been and, where applicable, continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in arms-length transactions. See also "Certain Relationships and Related Party Transactions" on page 15.

Performance Graph

         Set forth on page 14 is a line-graph comparing the following on an indexed basis for the five-year period beginning at the market close on the first trading day of the Company's 1989 fiscal year and ending on September 25, 1993 (the "Measurement Period"):


         (a) the yearly percentage change in the Company's cumulative stockholder return on the Company's Class A Common Stock, which was measured by dividing (i) the sum of (A) the cumulative amount of dividends during the five-year period (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) and (B) the difference between the share price of the Company's Common Stock at September 25, 1993 and at the beginning of the Measurement Period, by (ii) the share price at the beginning of the measurement period,

         (b) the cumulative total return (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) of the S&P 500 Stock Index, and

         (c) the cumulative total return (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) of the Peer Group (comprised of the Standard & Poor's 500 Retail (Food Chains) Sub Index and deleting from that index the two companies (Albertson's Inc. and Winn-Dixie Stores, Inc.) that did not have similar market capitalizations). The common stock of the following companies (which have been market weighted annually within the group to produce returns for the group) are included in the Peer Group: American Stores Co.; Brunos, Inc.; Giant Food, Inc.; Great Atlantic & Pacific Tea Co.; and Kroger Company.

                          INGLES MARKETS, INCORPORATED
                       Comparative Return To Stockholders


                                  ( graph )


                                                                        Last Day of Fiscal Year
                                                         ---------------------------------------------------------------
Value of initial $100 investment*          9/26/88        1989          1990          1991          1992          1993
- ---------------------------------          -------       -------       -------       -------       -------       -------
Ingles Markets, Incorporated                $100         $ 99.92       $ 87.69       $ 73.73       $ 69.54       $ 97.71
S&P 500 Stock Index                         $100         $133.01       $120.71       $158.34       $175.83       $198.69
Peer Group                                  $100         $158.58       $130.16       $145.34       $131.92       $153.18

                                                                     Last Day of Fiscal Year
                                                         ---------------------------------------------------------------
Return                                     9/26/88        1989           1990          1991          1992         1993
- ------                                     -------       -------       --------      --------      -------       -------
Ingles Markets, Incorporated                 NA          (0.08)%       (12.24)%      (15.92)%       (5.69)%       40.52%
S&P 500 Stock Index                          NA          33.01%         (9.24)%       31.17%        11.05%        13.00%
Peer Group                                   NA          58.58%        (17.92)%       11.65%        (9.23)%       16.11%

_________________________________


* Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated on September 26, 1988, the first business day of fiscal 1989. Pursuant to amended SEC rules, the methodology for determining the market weighting of returns was changed by moving the beginning point from the end of the fiscal year to the beginning of the fiscal year. In addition, Standard & Poor's Compustat, which prepared the Performance Graph in this year's and last year's proxy statement, erroneously failed to take cash equivalents into account in determining returns for purposes of preparing last year's Performance Graph. Accordingly, the returns for the Peer Group for 1989 are different than in last year's Performance Graph. However, the Company has made no change in the composition of the Peer Group.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         From time to time the Company has made cash advances to Mr. Ingle, and Mr. Ingle has made cash advances to the Company. Such advances, both to and from Mr. Ingle, have been payable on demand and have been unsecured. The rate of interest on such advances was 8%. During the 1993 fiscal year, Mr. Ingle advanced the Company $87,967 in the aggregate under this arrangement and the Company advanced Mr. Ingle $87,816 in the aggregate. The highest aggregate amount of advances outstanding as of the end of any month during the 1993 fiscal year from the Company to Mr. Ingle was $12,796 and the highest aggregate amount of advances outstanding as of the end of any month during the 1993 fiscal year from Mr. Ingle to the Company was $3,023. As of September 25, 1993, Mr. Ingle owed the Company $140 under this arrangement.

         Anthony S. Federico, a Director of the Company since May 1991 and an officer of the Company since October 1992, was president and 100% owner of Ultimate Food Sales, Inc. ("Ultimate"), the exclusive business of which was to serve as a food broker on sales of private label merchandise to the Company. The relationship between the Company and Ultimate commenced prior to Mr. Federico's election as a Director. The Company did not incur any direct expense for Ultimate's service since Ultimate was paid by the sellers of the merchandise to the Company. Based on information provided by Ultimate, Ultimate received gross revenues of approximately $758,000 during fiscal 1992 as a result of sales of private label merchandise to the Company. On October 31, 1992, Mr. Federico sold Ultimate to another food broker.

         See also "Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions" on page 13.

         The Company believes that the transactions described above have been and, where applicable, continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in arms-length transactions. Other than the transactions described above, the Company does not intend to enter into any transactions with its officers or directors or any of their affiliates in the future. In any case, any transaction with the Company's officers, directors, key employees or any of their affiliates in the future will only be consummated following the approval of a majority of the directors who have no financial or pecuniary interest in the transaction.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young as the Company's independent auditors for the 1994 fiscal year. Ernst & Young has served as the Company's independent auditors since March 1989. Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

Stockholders' Proposals for Annual Meeting to be held in 1995

         The Company plans to hold its 1995 Annual Meeting of Stockholders in late February or early March. Any proposal of a Stockholder intended to be presented at said Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than September 19, 1994.

Action on Other Matters at the Annual Meeting

         At this time, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Reports of Changes in Beneficial Ownership

         The Company is required to identify any Director, Executive Officer, or beneficial owner of more than 10% of the Company's Class A Common Stock who failed to file on a timely basis with the SEC any report on Form 3 (relating to beneficial ownership of Class A Common Stock or Class B Common Stock) or on Forms 4 or 5 (relating to changes in beneficial ownership of Class A Common Stock or Class B Common Stock). Based solely on a review of material furnished to the Company by such Directors, Executive Officers and more than 10% beneficial owners who are required to file reports on Forms 3, 4 and 5 with the SEC, the Company is not aware of any Director, officer or more than 10% beneficial owner of any class of equity stock of the Company who has failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the 1993 fiscal year with respect to the Company's Class A Common Stock or Class B Common Stock, other than Messrs. Ingle and Laney who each failed to timely file a Form 4 with respect to the options granted to them on July 21, 1993, as reflected in the Option Grants Table on page 11, and Anthony S. Federico who failed to timely file a Form 4 with respect to an option to purchase 100,000 shares of Class A Common Stock granted on November 17, 1992.

Form 10-K Availability

         Upon written request to Jack R. Ferguson, Vice President-Finance and Chief Financial Officer, Ingles Markets, Incorporated, P. O. Box 6676, Asheville, North Carolina 28816, the Company will provide, without charge, to stockholders receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 25, 1993 as filed with the Securities & Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon request at the stockholder's expense).

         STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

                       By Order of the Board of Directors

                       /s/ Robert P. Ingle
                           Robert P. Ingle
                           Chairman of the Board

CLASS A

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 22, 1994
                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Landy B. Laney, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock held of record on January 3, 1994, at the Annual Meeting of the Stockholders to be held on February 22, 1994, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any adjournment thereof.

1. ELECTION OF DIRECTORS:
   / / FOR all nominees listed below                   / / WITHHOLD AUTHORITY to vote for all
       (except as marked to the contrary below).           nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                       John O. Pollard, J. Alton Wingate

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledge receipt of the Proxy Statement and Notice of
                  Annual Meeting to be held February 22, 1994.

                                           Dated: ________________________, 1994
                                           _______________________________(SEAL)
                                           _______________________________(SEAL)

                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.
I PLAN TO ATTEND __________________

CLASS B

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 22, 1994
                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Landy B. Laney, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock held of record on January 3, 1994, at the Annual Meeting of the Stockholders to be held on February 22, 1994, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any adjournment thereof.

1. ELECTION OF DIRECTORS:
   / / FOR all nominees listed below                / / WITHHOLD AUTHORITY to vote for all
       (except as marked to the contrary below).        nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Anthony S. Federico, Jack R. Ferguson, Vaughn C. Fisher, Ralph H. Gardner,
                        Robert P. Ingle, Landy B. Laney

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledge receipt of the Proxy Statement and Notice of
                  Annual Meeting to be held February 22, 1994.

                                           Dated: ________________________, 1994
                                           _______________________________(SEAL)
                                           _______________________________(SEAL)

                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.
I PLAN TO ATTEND _______________